                                                                 EXHIBIT 10.3

                                                                 EXECUTION COPY




                               SECURITY AGREEMENT

                 SECURITY AGREEMENT, dated as of October 30, 1997, made by the grantors listed on the signature pages hereof (each individually a "Grantor" and collectively the "Grantors"), in favor of U.S. Trust Company of Texas, N.A., in its capacity as collateral agent (in such capacity, the "Collateral Agent") for the ratable benefit of the Holders (the "Noteholders") of the 12% Senior Secured Notes due 2004 (the "Notes") issued by Source Media, Inc., a Delaware corporation (the "Company") under the Indenture dated as of October 30, 1997, between the Company and U.S. Trust Company of Texas, N.A., in its capacity as trustee (the "Indenture").


                             W I T N E S S E T H :


                 WHEREAS, the Company, NatWest Capital Markets Limited and Prudential Securities Incorporated (together, the "Initial Purchasers") have entered into a Purchase Agreement dated October 23, 1997 (the "Purchase Agreement"), pursuant to which, among other things, the Initial Purchasers have agreed to purchase the Notes from the Company; and

                 WHEREAS, it is a condition precedent to the obligations of the Initial Purchasers to purchase the Notes under the Purchase Agreement, that the Grantors shall have executed and delivered this Security Agreement to the Collateral Agent;


                 NOW, THEREFORE, in consideration of the premises and to induce the Initial Purchasers to enter into the Purchase Agreement and to purchase the Notes, the Grantors hereby agree with the Collateral Agent, as follows:

                 1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Indenture and used herein are so used as so defined, and the meanings assigned to terms defined herein or in the Indenture shall be equally applicable to both the singular and plural forms of such terms; the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined:
Accounts, Chattel Paper, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory and Proceeds; and the following terms shall have the following meanings:

                 "Closing Date" means October 30, 1997.

                 "Code" means the Uniform Commercial Code as from time to time in effect in the State of New York.

                 "Collateral" shall have the meaning assigned to it in Section 2 of this Security Agreement.

                 "Computer Hardware and Software Collateral" means (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware; (b) all software programs (including both source code, object code and related applications and data files), whether now owned, licensed or leased or hereafter acquired by each Grantor, designed for use on the computers and electronic data processing hardware described in clause (a) above; (c) all firmware associated therewith; (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) through
(c); and (e) all rights with respect to all of the foregoing, including, without limitation, any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

                 "Contracts" means the contracts entered into by each Grantor, including, without limitation, (a) all rights of each Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of each Grantor to damages arising out of, or for, breach or default in respect thereof and (c) all rights of each Grantor to perform and exercise all remedies thereunder.

                 "Copyright License" means any written agreement naming any Grantor as licensor or licensee or granting any right under any Copyright, including the agreements described in Schedule I hereto.

                 "Copyrights" means (a) all copyrights of any Grantor, whether published or unpublished and whether now or hereafter in force throughout the world, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright office referred to in Schedule I hereto and (b) all renewals thereof.

                 "ICT Group" means any and all Subsidiaries of ICT including, but not limited to, Cable Share (U.S.) Limited, Cable Share International, Inc., and 1229501 Ontario, Inc.

                 "Obligations" shall mean the unpaid principal amount of, or any premium applicable to, and interest on the Notes (including, without limitation, interest accruing after the maturity of the Notes and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and all other obligations and liabilities of any Grantor to the Holders or the Collateral Agent, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Notes, the Indenture or this Security Agreement (in each such case as the same may be amended, supplemented or modified from time to time) and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, premium, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel) or otherwise.

                 "Patent License" means any agreement providing for the grant by or to any Grantor of any right under any patent or patent application, or any Patent, and all license rights, immunities from suit and all other rights and interests conferred by or to any Grantor with respect to patents, patent applications, utility models and utility model applications under all licenses and agreements, including but not limited to all licenses and agreements between any Grantor, on the one hand, and any member of the ICT Group, on the other, and including, without limitation any thereof referred to in Schedule II hereto.

                 "Patents" means any and all now or in the future issued or registered, anywhere in the world, patents and utility models, and any and all now or in the future filed, anywhere in the world, patent applications and utility model applications, whose subject matter is now or hereafter conceived, or reduced to practice, or which is now or hereafter owned, acquired or controlled, by any Grantor under which such Grantor has the right to grant licenses; and all divisions, continuations, and continuations-in-part of, substitutions for and additions to any of the foregoing patent and utility model applications directly or through one or more intervening applications, and all reissues, reexaminations, renewals, and extensions of any such patents and utility models, including, without limitation, any thereof referred to in
Schedule II hereto.

                 "Security" means any "security," as such term is defined in
Article 8 of the Code and, in any event, shall include, but not be limited to, any obligation of an "issuer" (as such term is defined in Article 8 of the Code), or a share, participation, or other interest in an issuer or in property or an enterprise of an issuer: (a) which is represented by a Security certificate in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer; (b) which is one of a class or series or by its terms is divisible into a class or series of shares, participations, interests, or obligations; and (c) which (i) is, or is of a type, dealt in or traded on securities exchanges or securities markets; or (ii) is a medium for investment and by its terms expressly provides that it is a security governed by Article 8 of the Code.

                 "Security Agreement" means this Security Agreement, as amended, supplemented or otherwise modified from time to time.

                 "Termination Date" means the date upon which the Grantors under this Security Agreement, the Pledgors under the Pledge Agreement and the Company under the Indenture have fulfilled all obligations under the Notes and the aforementioned agreements.

                 "Trademark License" means any agreement providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule III hereto.

                 "Trademarks" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers of any Grantor, now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, and the goodwill associated therewith, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, any thereof referred to in Schedule III hereto, and (b) all renewals thereof.

                 2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, each Grantor hereby grants to the Collateral Agent a security interest for the benefit of the Holders in all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

                 (i)    all Accounts;

                (ii)    all Chattel Paper;

               (iii)    all Computer Hardware and Software Collateral;

                (iv)    all Contracts;

                 (v)    all Copyrights;

                (vi)    all Copyright Licenses;

               (vii)    all Documents;

              (viii)    all Equipment;

                (ix)    all General Intangibles;

                 (x)    all Patents;

                (xi)    all Patent Licenses;

               (xii)    all Instruments;

              (xiii)    all Inventory;

               (xiv)    all Trademarks;

                (xv)    all Trademark Licenses; and

               (xvi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

                 3. Rights of the Collateral Agent; Limitations on the Collateral Agent's Obligations.

                 (a) Grantors Remain Liable under Accounts and Contracts. Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of its Accounts and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account and in accordance with and pursuant to the terms and provisions of each such Contract. The Collateral Agent shall not have any obligation or liability under any Account (or any agreement giving rise thereto) or under any Contract by reason of or arising out of this Security Agreement or the receipt by the Collateral Agent of any payment relating to such Account or Contract pursuant hereto, nor shall the Collateral Agent be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account (or any agreement giving rise thereto) or under or pursuant to any contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto) or under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                 (b) Notice to Account Debtors and Contracting Parties. Upon the request of the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify account debtors on its Accounts and parties to the Contracts that the Accounts and each Contract have been assigned to the Collateral Agent for the benefit of the Holders and that payments in respect thereof shall be made directly to the Collateral Agent. The Collateral Agent may in its own name or in the name of others communicate with account debtors on the Accounts and parties to the Contracts to verify with them to its satisfaction the existence, amount and terms of any Accounts or Contracts.

                 (c) Analysis of Accounts. The Collateral Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Collateral Agent may require in connection therewith. At any time and from time to time, upon the Collateral Agent's request and at the expense of each

Grantor, each Grantor shall cause independent public accountants or others satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts.

                 (d) Collections on Accounts. If required by the Collateral Agent after the occurrence and during the continuance of an Event of Default, any payments of Accounts, when collected by any Grantor, shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in a special collateral account maintained by the Collateral Agent, and, until so turned over, shall be held by such Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor. Each deposit of any such Proceeds shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit. All Proceeds constituting collections of Accounts while held by the Collateral Agent (or by the Grantor in trust for the Collateral Agent) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided. At any time after the occurrence and during the continuance of an Event of Default, at the Collateral Agent's election, the Collateral Agent shall apply all or any part of the funds on deposit in said special collateral account on account of the Obligations in such order as the Collateral Agent may elect, and any part of such funds which the Collateral Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Collateral Agent to the applicable Grantor or to whomsoever may be lawfully entitled to receive the same. After the occurrence and during the continuance of an Event of Default, at the Collateral Agent's request, the Grantors shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including, without limitation, all original orders, invoices and shipping receipts.

                 4. Representations and Warranties. Each Grantor hereby represents and warrants that:

                 (a) Title; No Other Liens. Except for the Lien granted to the Collateral Agent pursuant to this Security Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others except as permitted by the Indenture. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except as permitted by the Indenture and such as may have been filed in favor of the Collateral Agent, pursuant to this Security Agreement.

                 (b) Perfected First Priority Liens. The Liens granted pursuant to this Security Agreement will constitute upon the completion of all necessary filings or notices in proper public offices or the taking of any necessary possessions or similar acts, perfected Liens on all Collateral, which are, except as permitted by the Indenture, prior to all other Liens on such Collateral created by such Grantor and in existence on the date hereof and which are enforceable as such against all creditors of such Grantor.

                 (c) Accounts. The amount represented by such Grantor to the Collateral Agent from time to time as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount actually owing by such account debtor or debtors thereunder. No amount payable to such Grantor under or in connection with any Account is evidenced by any Instrument or Chattel Paper which has not been delivered to the Collateral Agent. The place where each Grantor keeps its records concerning the Accounts is set forth on Schedule IV hereto.

                 (d) Consents. No consent of any party to any Contract is required, or purports to be required, in connection with the execution, delivery and performance of this Security Agreement.

                 (e) Bank Accounts. The bank accounts with the banks listed on Schedule V hereto are the only bank or deposit accounts that such Grantor maintains.

                 (f) Inventory and Equipment. The Inventory and the Equipment are kept at the locations listed on Schedule VI hereto and have not been kept at any other location within the five-month period ending on the Closing Date.

                 (g) Chief Executive Office. Each Grantor's chief executive office and chief place of business is located at the offices listed in Schedule VII.

                 (h) Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

                 (i) Governmental Obligors. None of the obligors on any Account is a Governmental Authority.

                 5. Covenants. Each Grantor covenants and agrees with the Collateral Agent, from and after the date of this Security Agreement until the Obligations are paid in full:

                 (a) Further Documentation; Pledge of Instruments and Chattel Paper. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of each Grantor, each Grantor will promptly and duly execute and deliver such further instruments and documents and take such further action as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any such jurisdiction with respect to the Liens created hereby. Each Grantor also hereby authorizes the Collateral Agent to file any such financing or continuation statement without the signature of such Grantor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Security Agreement.

                 (b) Indemnification. Each Grantor agrees to pay, and to save the Collateral Agent harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any requirement of law applicable to any of the Collateral or
(iii) in connection with any of the transactions contemplated by this Security Agreement. In any suit, proceeding or action brought by the Collateral Agent under any Account or Contract for any sum owing thereunder, or to enforce any provisions of any Account or Contract, each Grantor will save, indemnify and keep the Collateral Agent harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from such Grantor.

                 (c) Maintenance of Records. Each Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts. For the Collateral Agent's further security, the Collateral Agent shall have a security interest in all of each Grantor's books and records pertaining to the Collateral, and each Grantor shall turn over any such books and records for inspection at the office of such Grantor to the Collateral Agent or to its representatives during normal business hours at the request of the Collateral Agent.

                 (d) Limitation on Liens on Collateral. Each Grantor (x) will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and other than as permitted pursuant to the Indenture, and (y) will defend the right, title and interest of the Collateral Agent in and to any of the Collateral against the claims and demands of all Persons whomsoever.

                 (e) Limitations on Dispositions of Collateral. Each Grantor will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except for (x) sales of Inventory in the ordinary course of its business, (y) so long as no Default or Event of Default has occurred and is continuing, the disposition in the ordinary course of business of items of Equipment and which have become worn out or obsolete and (z) as otherwise permitted by the Indenture.

                 (f) Limitations on Modifications, Waivers, Extensions of Contracts and Agreements Giving Rise to Accounts. Each Grantor will not (i) amend, modify, terminate or waive any provision of any Contract or any agreement giving rise to an Account in any manner which could reasonably be expected to materially adversely affect the value of such Contract or Account as Collateral, (ii) fail to exercise promptly and diligently each and every material right which it may have under each Contract and each agreement giving rise to an Account (other than any right of termination) or (iii) fail to deliver to the Collateral Agent a copy of each material demand, notice or document received by it relating in any way to any Contract or any agreement giving rise to an Account.

                 (g) Limitations on Discounts, Compromises, Extensions of Accounts. Other than in the ordinary course of business as generally conducted by each Grantor over a period of time, each Grantor will not grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon, to the extent that the same, individually or in the aggregate, could have a material adverse effect on the business, properties, assets, liabilities, results of operations, condition (financial or other) or prospects of such Grantor.

                 (h) Further Identification of Collateral. Each Grantor will furnish to the Collateral Agent from time to time, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

                 (i) Notices. Each Grantor will advise the Collateral Agent promptly, in reasonable detail of, (i) any Lien (other than Liens created hereby or permitted under the Indenture) on, or claim asserted against, any of the Collateral, (ii) the opening by such Grantor of any bank or deposit account after the Closing Date, (iii) any Account arising after the Closing Date with respect to which the obligor thereon is a Governmental Authority and (iv) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

                 (j) Changes in Locations, Name, etc. Each Grantor will not (i) change the location of its chief executive office/chief place of business from that specified in Section 4(g) or remove its books and records from the location specified in Section 4(c), (ii) permit any of the Inventory or Equipment to be kept at a location other than that specified in Section 4(f) or (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Collateral Agent in connection with this Agreement would become misleading, unless it shall have given the Collateral Agent at least 30 days' prior written notice thereof.

                 (k) Copyrights. (i) Each Grantor (either itself or through licensees) will (a) employ each Copyright with appropriate copyright notice consistent with its past practice and (b) not knowingly (and not permit any licensee or sublicensee thereof knowingly to) do any act or knowingly omit to do any act whereby any Copyright or any portion of the Copyright may become invalidated.

                (ii) Each Grantor will not (either itself or through licensees) knowingly do any act, or omit to do any act, whereby any Copyright or any portion of the Copyrights may become injected into the public domain.

               (iii) Each Grantor shall notify the Collateral Agent immediately if it knows, or has reason to know, that any Copyright or any portion of the Copyrights may become injected into the public domain or of any adverse determination (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding such Grantor's ownership of any Copyright or any portion of the Copyrights.

                (iv) Each Grantor will, with respect to any Copyright that such Grantor registers after the Closing Date or any Copyright License that such Grantor knowingly acquires after the Closing Date, promptly (i) take all actions necessary so that the Collateral Agent shall obtain a perfected security interest in such Copyright or Copyright License and (ii) provide to the Collateral Agent a revised Schedule I hereto listing all registered Copyright and all Copyright Licenses owned by such Grantor.

                 (v) On each December 31 of each year following the Closing Date (or, if the Collateral Agent so requests in writing, more often), each Grantor either itself or through any agent, employee, licensee or designee, shall provide to the Collateral Agent a document confirming the Collateral Agent's security interest in all Copyrights and Copyright Licenses acquired by such Grantor during the preceding calendar year. Upon request of the Collateral Agent, each Grantor shall execute and deliver any and all additional agreements, instruments, documents, and papers as the Collateral Agent may reasonably request to confirm the Collateral Agent's security interest in such Copyrights and Copyright Licenses, and each Grantor hereby constitutes the Collateral Agent its attorney-in-fact to file all such writings for the foregoing purposes, all lawful acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full.

                (vi) Each Grantor will take all reasonable and necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each Copyright owned by such Grantor including, without limitation, filing of applications for renewal, where necessary.

               (vii) Each Grantor will promptly notify the Collateral Agent of any infringement of any Copyright or any portion of the Copyrights of which it becomes aware and will take all appropriate steps to stop the infringement as are reasonably mutually agreed upon by such Grantor and the Collateral Agent.

              (viii) Each Grantor will deliver to the Collateral Agent on the Closing Date an assignment of security interest in United States Copyrights substantially in the form of Annex C hereto.

                 (l) Trademarks. (i) Each Grantor (either itself or through licensees) will, with respect to each Trademark, (i) continue to use such Trademark to the extent necessary to maintain such Trademark in full force free from any claim of abandonment for non-use, if consistent with its overall business plan or if to do otherwise would be an unsound commercial and business judgment, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) employ such Trademark with the appropriate notice of registration, (iv) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated other than solely (x) through the discontinuance of the sale of goods or the provision of services or (y) the abandonment of a Trademark where, in each such case covered by (x) and (y) above, the Collateral Agent shall have received not less than fifteen (15) days' prior written notice of any such discontinuance or abandonment and such Grantor shall have acted in a manner consistent with its overall business plan and the exercise of sound commercial and business judgment. Nothing in this Security Agreement shall restrict such Grantor from adding new goods and services to its business or, upon not less than fifteen (15) days' prior written notice to the Collateral Agent and in a manner consistent with such Grantor's overall business plan and the exercise of sound commercial and business judgment, discontinuing the provision of goods or services and thereby abandoning any Trademark relating thereto.

                (ii) Each Grantor will notify the Collateral Agent immediately if it knows, or has reason to know, that any application or registration relating to any Trademark may become abandoned, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding such Grantor's ownership of any Trademark or its right to register the same or to keep and maintain the same.

               (iii) Each Grantor will, with respect to any Trademark that such Grantor registers after the Closing Date or any Trademark License that such Grantor acquires after the Closing Date, promptly (i) take all actions necessary so that the Collateral Agent shall obtain a perfected security interest in such Trademark or Trademark License and (ii) provide to the Collateral Agent a revised Schedule III hereto listing all registered Trademarks and all Trademark Licenses owned by such Grantor.

                (iv) On each December 31 of each year following the Closing Date (or, if the Collateral Agent so requests in writing, more often), each Grantor either itself or through any agent, employee, licensee or designee, shall provide to the Collateral Agent, a document confirming the Collateral Agent's security interest in any Trademark with respect to which such Grantor has filed an application for registration during the preceding calendar year. Upon request of the Collateral

Agent, each Grantor shall execute and deliver any and all agreements, instruments, documents, and papers as the Collateral Agent may request to evidence the Collateral Agent's security interest in any Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby, and each Grantor hereby constitutes the Collateral Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full.

                 (v) Each Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability. Notwithstanding the foregoing, each Grantor may decline to maintain and pursue each of its applications and decline to maintain each of its registrations as aforesaid upon not less than fifteen (15) days' prior written notice to the Collateral Agent and if to so decline is consistent with such Grantor's overall business plan and is an exercise of sound commercial and business judgment.

                (vi) In the event that any Trademark included in the Collateral is infringed, misappropriated or diluted by a third party, each Grantor shall promptly notify the Collateral Agent after it learns thereof and shall promptly take all appropriate steps to stop the infringement as are reasonably mutually agreed upon by such Grantor and the Collateral Agent.

               (vii) Each Grantor will deliver to the Collateral Agent on the Closing Date an assignment of security interest in United States Trademarks substantially in the form of Annex A hereto.

                 (m) Patents. (i) Each Grantor will notify the Collateral Agent immediately if it knows, or has reason to know, that any application relating to any Patent may become abandoned or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding such Grantor's ownership of any Patent.

                  (ii) Each Grantor will, with respect to any Patent that such Grantor obtains after the Closing Date or any Patent License that such Grantor acquires after the Closing Date, promptly (i) take all actions necessary so that the Collateral Agent shall obtain a perfected security interest in such Patent or Patent License and (ii) provide to the Collateral Agent a revised Schedule II hereto listing all Patents and all Patent Licenses owned by such Grantor.

                 (iii) On each December 31 of each year following the Closing Date (or, if the Collateral Agent so requests in writing, more often), each Grantor either itself or through any agent, employee, licensee or designee, shall provide to the Collateral Agent, a document confirming the Collateral Agent's security interest in any Patent or Patent License which such Grantor has obtained during the preceding calendar year. Upon request of the Collateral Agent, each Grantor shall execute and deliver any and all agreements, instruments, documents, and papers as the Collateral Agent may request to evidence the Collateral Agent's security interest in such Patents or Patent Licenses, and each Grantor hereby constitutes the Collateral Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full.

                  (iv) Each Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each patent or application for patent and to maintain each Patent, including, without limitation, payment of maintenance fees. Notwithstanding the foregoing, each Grantor may decline to maintain and pursue each of its patents and applications for patents and decline to maintain each Patent as aforesaid upon not less than fifteen (15) days' prior written notice to the Collateral Agent and if to so decline is consistent with such Grantor's overall business plan and is an exercise of sound commercial and business judgment.

                   (v) In the event that any Patent included in the Collateral is infringed by a third party, each Grantor shall promptly notify the Collateral Agent after it learns thereof and shall promptly take all appropriate steps to stop the infringement as are reasonably mutually agreed upon by such Grantor and the Collateral Agent.

                  (vi) Each Grantor will deliver to the Collateral Agent on the Closing Date an assignment of security interest in United States Patents substantially in the form of Annex B hereto.

                 (n) Patent Licenses. Each Grantor shall comply with its obligations under each of its license agreements relating to each Patent.

                 6.       Collateral Agent's Appointment as Attorney-in-Fact.

                 (a) Powers. Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time (in the Collateral Agent's discretion) for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, except any notice required by law referred to in Section 9 hereof, to do the following:

                   (i) at any time when any Event of Default shall have occurred and is continuing, in the name of such Grantor or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral whenever payable;

                  (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                 (iii) upon the occurrence and during the continuance of any Event of Default, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (B) to ask for or demand, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; (G) to assign any Copyright or Trademark (along with the goodwill of the business to which any such Copyright or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (H) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Grantor might do.

Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable until the Obligations are paid in full.

                 (b) Other Powers. Each Grantor also authorizes the Collateral Agent, at any time and from time to time, to execute, in connection with the sale provided for in Section 9 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                 (c) No Duty on Collateral Agent's Part. The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent's interests in the Collateral and shall not impose any duty upon the Collateral Agent to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to such Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

                 7. Performance by Collateral Agent of Each Grantor's Obligations. If any Grantor fails to perform or comply with any of its agreements contained herein and the Collateral Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Collateral Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum specified in the Indenture, shall be payable by such Grantor to the Collateral Agent on demand and shall constitute Obligations secured hereby.

                 8. Proceeds. In addition to the rights of the Collateral Agent specified in Section 3(d) with respect to payments of Accounts, it is agreed that if an Event of Default shall occur and be continuing (a) all Proceeds received by each Grantor consisting of cash, checks and other instruments shall be held by such Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required), and (b) any and all such Proceeds received by the Collateral Agent (whether from such Grantor or otherwise) may, in the sole discretion of the Collateral Agent, be held by the Collateral Agent as collateral security for, and/or then or at any time thereafter may be applied by the Collateral Agent against, the Obligations (whether matured or unmatured), such application to be in such order as the Collateral Agent shall elect. Any balance of such Proceeds remaining after the Obligations shall have been paid in full shall be paid over to such Grantor or to whomsoever may be lawfully entitled to receive the same.

                 9. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may exercise, in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the

Obligations, all rights and remedies of a secured party under the Code.
Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are, to the extent permitted by applicable law, hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Collateral Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in such Grantor, which right or equity is hereby waived, to the extent permitted by applicable law, or released. Each Grantor further agrees, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Collateral Agent may elect, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Collateral Agent account for the surplus, if any, to such Grantor. To the extent permitted by applicable law, such Grantor waives all claims, damages and demands it may acquire against the Collateral Agent arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent to collect such deficiency.

                 In furtherance, but not in limitation of, the foregoing, if an Event of Default shall occur and be continuing, each Grantor shall assign, license, or sublicense, as requested by Collateral Agent, any or all of the Patent Licenses to the Collateral Agent.

                 10. Limitation on Duties Regarding Preservation of Collateral. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither the

Collateral Agent, nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise.

                 11. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest until the Obligations are indefeasibly paid in full.

                 12. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                 13. Paragraph Headings. The paragraph headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                 14. No Waiver; Cumulative Remedies. The Collateral Agent shall not by any act (except by a written instrument pursuant to Section 15 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

                 15. Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Grantor and the Collateral Agent, provided that any provision of this Security Agreement may be waived by the Collateral Agent in a written letter or agreement executed by the Collateral Agent or by facsimile transmission from the Collateral Agent. This Security Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Collateral Agent, the Holders and their respective successors and assigns.

                 16. Termination of Security Interest; Release of Collateral. (a) Upon the repayment in full of all Obligations, the security interest granted in the Collateral pursuant to this Security Agreement shall terminate and all rights to the Collateral shall revert to the Grantors.

                 (b) Upon any such termination of the security interest granted in the Collateral pursuant to this Security Agreement or release of Collateral pursuant to this Section, the Collateral Agent will, at the expense of each Grantor, execute and deliver to each Grantor such documents as such Grantor shall reasonably request to evidence the termination of such security interest and deliver to such Grantor all Collateral so released then in its possession.

                 17. Notices. All notices or other communications provided for hereunder shall be in writing and sent by first class mail or nationwide overnight delivery service, (i) if to a Grantor, addressed to it at its chief executive office listed in Schedule VII, or at such other address as such Grantor shall have specified to the Collateral Agent, and (ii) if to the Collateral Agent, addressed to it at 2001 Ross Avenue, Suite 2700, Dallas, TX 75201.

                 18. Grant of Access to Trademark, Trademark License, Copyright, Copyright License, Patent or Patent License or Collateral. For the purposes of enabling the Collateral Agent to exercise rights and remedies under Sections 6 and 9 hereof at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent during the continuance of an Event of Default access to all media in which any Trademark, Copyright, Patent, Trademark License, Copyright License or Patent License may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof to the extent that such Grantor may lawfully do so.

                 19. Integration. This Security Agreement represents the agreement of each Grantor and the Collateral Agent with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent relative to subject matter hereof not expressly set forth or referred to herein or in the other Notes and Units Purchase Documents.

                 20. GOVERNING LAW. THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH GRANTOR UNDER THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                 IN WITNESS WHEREOF, each Grantor has caused this Security Agreement to be duly executed and delivered as of the date first above written.


GRANTORS:                         SOURCE MEDIA, INC.


                                          By /s/ MICHAEL G. PATE
                                            -------------------------------
                                             Name: Michael G. Pate
                                             Title: Chief Financial Officer


                                          SMI HOLDINGS, INC.


                                          By /s/ MICHAEL G. PATE
                                            -------------------------------
                                             Name: Michael G. Pate
                                             Title: Chief Financial Officer


                                          IT NETWORK, INC.


                                          By /s/ MARYANN WALSH
                                            -------------------------------
                                             Name: Maryann Walsh
                                             Title: Vice President


                                          INTERACTIVE CHANNEL, INC.


                                          By /s/ MARYANN WALSH
                                            -------------------------------
                                             Name: Maryann Walsh
                                             Title: Vice President

                                  CABLESHARE (U.S.) LIMITED


                                          By /s/ MICHAEL G. PATE
                                            -------------------------------
                                             Name: Michael G. Pate
                                             Title: Director



Accepted and Agreed:

U.S. TRUST COMPANY OF TEXAS, N.A.
  as Collateral Agent


By /s/ BILL BARBER
  ---------------------------------
   Name: Bill Barber
   Title: Vice President

                                                                      SCHEDULE I




                       Copyrights and Copyright Licenses

Source Media, Inc.


Development and Licensing Agreement entered into as of April 1, 1995, between IT Network, Inc., Source Media, Inc., Interactive Channel Technologies, Inc., Cable Share International Inc., Cableshare (U.S.) Limited and Cableshare B.V., First Amendment to Development and Licensing Agreement, dated October 31, 1996. Second Amendment to Development and Licensing Agreement, dated March 17, 1997.


SMI Holdings, Inc.

         None


IT Network, Inc.

Development and Licensing Agreement entered into as of April 1, 1995, between IT Network, Inc., Source Media, Inc., Interactive Channel Technologies, Inc., Cable Share International Inc., Cableshare (U.S.) Limited and Cableshare B.V., First Amendment to Development and Licensing Agreement, dated October 31, 1996. Second Amendment to Development and Licensing Agreement, dated March 17, 1997.


Interactive Channel, Inc.



Cableshare (U.S.) Limited

Development and Licensing Agreement entered into as of April 1, 1995, between IT Network, Inc., Source Media, Inc., Interactive Channel Technologies, Inc., Cable Share International Inc., Cableshare (U.S.) Limited and Cableshare B.V., First Amendment to Development and Licensing Agreement, dated October 31, 1996. Second Amendment to Development and Licensing Agreement, dated March 17, 1997.

                                                                     SCHEDULE II


                          Patents and Patent Licenses


                                     U.S. Patent No.        Description                                    Expiration
                                     ---------------        -----------                                    ----------
 Source Media, Inc.                                         Development and Licensing Agreement entered
                                                            into as of April 1, 1995, between IT
                                                            Network, Inc., Source Media, Inc.,
                                                            Interactive Channel Technologies, Inc.,
                                                            Cable Share International Inc., Cableshare
                                                            (U.S.) Limited and Cableshare B.V.
                                                            First Amendment to Development and
                                                            Licensing Agreement, dated October 31,
                                                            1996.

                                                            Second Amendment to Development and
                                                            Licensing Agreement, dated March 17, 1997.


 SMI Holdings, Inc.                                         None


 IT Network, Inc.                                           Development and Licensing Agreement entered
                                                            into as of April 1, 1995, between IT
                                                            Network, Inc., Source Media, Inc.,
                                                            Interactive Channel Technologies, Inc.,
                                                            Cable Share International Inc., Cableshare
                                                            (U.S.) Limited and Cableshare B.V.

                                                            First Amendment to Development and
                                                            Licensing Agreement, dated October 31,
                                                            1996.

                                                                     SCHEDULE II
                                                                          Page 2




                                     U.S. Patent No.        Description                                    Expiration
                                     ---------------        -----------                                    ----------
                                                            Second Amendment to Development and
                                                            Licensing Agreement, dated March 17, 1997.


 Interactive Channel, Inc.           US 4,792,849           Digital interactive communication system       August 2007

                                     US 4,829,372           Presentation player to serve users within a    August 2007
                                                            digital interactive communication system
                                     US 4,860,123           Video/audio presentation of still-frame        October 2007
                                                            images for electronic store

                                     US 4,905,094           System to assemble video/audio                 June 2008
                                                            presentations
                                     US 5,113,496           Interconnection structure with redundancy      May 2009
                                                            for communication of media presentations

                                     US 5,119,188           Digital audio-video presentation display       June 2009
                                                            system

                                     US 5,191,410           Communications system for particular           March 2010
                                                            multimedia presentations to multiple
                                                            viewers
                                     US 5,195,092           Distribution system for presentation of a      March 2010
                                                            continuous flow of information, using fixed
                                                            frames

                                     US 5,208,665           Presentation player in digital format to       May 2010
                                                            distribute information to viewers via
                                                            television

                                                                     SCHEDULE II
                                                                          Page 3




                                     U.S. Patent No.        Description                                    Expiration
                                     ---------------        -----------                                    ----------
 Cableshare (U.S.) Limited                                  Development and Licensing Agreement entered
                                                            into as of April 1, 1995, between IT
                                                            Network, Inc., Source Media, Inc.,
                                                            Interactive Channel Technologies, Inc.,
                                                            Cable Share International Inc., Cableshare
                                                            (U.S.) Limited and Cableshare B.V.
                                                            First Amendment to Development and
                                                            Licensing Agreement, dated October 31,
                                                            1996.

                                                            Second Amendment to Development and
                                                            Licensing Agreement, dated March 17, 1997.

                                                                    SCHEDULE III



                       Trademarks and Trademark Licenses

                          Trademark Name            Serial/                                               Application or
                          --------------           Registration                                             Registration
                                                       Number                                                    Date
----------------------------------------------------------------                                            -------------
Source Media, Inc.

         None


SMI Holdings, Inc.

         None


IT Network, Inc.

         None


Interactive Channel, Inc.

         There are presently five (5) registered U.S. trademarks, TEACHERS ASSISTANTS PROGRAM (TAP)(R), THE IT
NETWORK(R) and TELEHOME & DESIGN(R), INTERACTIVE CHANNEL & DESIGN(R), and TOUCHING TOMORROW TODAY(R) and four (4)
pending U.S. applications "IT NETWORK GUIDE", CHANNELINK", "ADLINK" and "LOCAL SOURCE."  There is one (1) Canadian
registered trademark for "THE IT NETWORK."


Cableshare (U.S.) Limited

         None

                                                                     SCHEDULE IV



                     Location of Records Regarding Accounts
                     --------------------------------------

Source Media, Inc.

8140 Walnut Hill Lane, Suite 1000
Dallas, Texas 75231


SMI Holdings, Inc.

8140 Walnut Hill Lane, Suite 1000
Dallas, Texas 75231


IT Network, Inc.

8140 Walnut Hill Lane, Suite 1000
Dallas, Texas 75231


Interactive Channel, Inc.

8140 Walnut Hill Lane, Suite 1000
Dallas, Texas 75231


Cableshare (U.S.) Limited

8140 Walnut Hill Lane, Suite 1000
Dallas, Texas 75231

                                                                      SCHEDULE V



                                 Bank Accounts
                                 -------------

Source Media, Inc.


         None


SMI Holdings, Inc.

         Texas Bank & Trust, N.A.
         1999 Bryan Street
         Dallas, Texas  75201

         Account #80-1363-3               Money Market
         Account #1219-5                  Operating
         Account #1220-3                  Payroll
         Account #1375-5                  Escrow

         Texas Commerce Bank
         2200 Ross Avenue
         Dallas, Texas  75201

         Account #08805147244             Operating
         Account #60320878                Money Market
         Account #319473                  Investment


IT Network, Inc.

         None

Interactive Channel, Inc.

         None

                                                                      SCHEDULE V
                                                                          Page 2





Cableshare (U.S.) Limited

         None

                                                                     SCHEDULE VI



                      Location of Inventory and Equipment
                      -----------------------------------

Source Media, Inc.

8140 Walnut Hill Lane, Suite 1000
Dallas, Texas 75231

5601 Executive Drive
Suite 200
Irving, Texas 75038-2508

5400 LBJ Freeway
Suite 680
Dallas, Texas 75240


SMI Holdings, Inc.

         None


IT Network, Inc.

5055 California Avenue
Suite 310
Bakersfield, CA

420 South Beverly Drive
Suite 211
Beverly Hills, CA

269 West Alameda Avenue
Unit E
Burbank, CA

100 Park Offices

                                                                     SCHEDULE VI
                                                                          Page 2




Suite 114-G
Chapel Hill, NC

8140 Walnut Hill Lane
Suite 1000
Dallas, TX

39159 Paseo Padre Parkway
Suite 238
Fremont, CA

5586 North Palm Avenue
Suite B-2
Fresno, CA

11752 Garden Grove Blvd.
Suite 213
Garden Grove, CA

16303 South Western Avenue
Suite 11
Gardena, CA

525 North Belt East
Suite 380G
Houston, TX

5575 Lake Park Way
Suite 100
La Mesa, CA

426 Fourteenth St.
Suite 112
Modesto, CA

1440 Broadway

                                                                     SCHEDULE VI
                                                                          Page 3




Suite 817
Oakland, CA

101 E. Green Street
Suite 6
Pasadena, CA

18645 Sherman Way
Suite 115
Resada, CA

777 Campus Commons Road
Suite 200
Sacramento, CA

302 N. Camino Real
Suite 17
San Clemente, CA

9655 Granite Ridge Drive
Suite 36
San Diego, CA

220 Montgomery Street
Suite 1087
San Francisco, CA

12 South First Street
Suite 202
San Jose, CA

28819 Crow Canyon Road
Suite 201A
San Ramon, CA

831 State Street, Suite 300

                                                                     SCHEDULE VI
                                                                          Page 4




Santa Barbara, CA

343 East Main Street
Suite 819
Stockton, CA

301 Georgia Street Plaza
Suite 380
Vallejo, CA

122 Escondido Avenue
Suite B
Vista, CA

7700 Ball Road
Suite E/F
Windsor, CA

615 North Euclid Avenue
Ontario, Canada

5601 Executive Drive
Suite 200
Irving, TX

50 Vashell Way
1st Floor
Orinda, CA

One Lincoln Centre
5400 LBJ
Suite 680
Dallas, TX

150 Dufferin Avenue
Suite 906

                                                                     SCHEDULE VI
                                                                          Page 5




London, Ontario, Canada

505 Central Avenue
Pacific Grove, CA  93950

9047 Soquel Drive Building
Santa Cruz, CA  95060


7830 State Line Road
Suite 101
Prairie Village, KS  66208

[Alliance Media]
1344 Harrodsburg Road
Lexington, KY  40504

[Charlotte Observer]
600 S. Tryon Street
Charlotte, NC  28232

[Blue Valley]
30 Victoria Street
Hamilton, Bermuda  HMDX

[Coastal - Savannah]
6555 Abercorn
Suite 206
Savannah, GA  31406

[Dalton Area Talkin]
P.O. Box 2485
Dalton, GA  30720

[Kiwi Publishing]
P.O. Box 1757

                                                                     SCHEDULE VI
                                                                          Page 6




St. George, UT  84771

[Mast Advertising]
118 Lee Parkway
Suite 307
Chattanooga, TN  34721

[Pennco Publishing]
1900 North 99 West
Suite H
McMinnville, OR  97128

Interactive Channel, Inc.

8140 Walnut Hill Lane, Suite 1000
Dallas, Texas 75231

5601 Executive Drive
Suite 200
Irving, Texas 75038-2508

5400 LBJ Freeway
Suite 680
Dallas, Texas 75240

102 North Cascade
Suite 250
Colorado Springs, CO

Sullivan & Worcester LLP
767 Third Avenue, 39th Floor
New York, NY 10017

Cablevision Systems Corporation
One Media Cross Ways
Woodbury, NY 11797

Cablevision Systems Corporation
179 Armory Street
Brookline, MA 02146


Cableshare (U.S.) Limited

         None

                                                                    SCHEDULE VII




                            Chief Executive Offices
                            -----------------------

Source Media, Inc.

8140 Walnut Hill Lane
Suite 1000
Dallas, Texas  75231


SMI Holdings, Inc.

8140 Walnut Hill Lane
Suite 1000
Dallas, Texas  75231


IT Network, Inc.

8140 Walnut Hill Lane
Suite 1000
Dallas, Texas  75231


Interactive Channel, Inc.

8140 Walnut Hill Lane
Suite 1000
Dallas, Texas  75231


Cableshare (U.S.) Limited

8140 Walnut Hill Lane
Suite 1000
Dallas, Texas  75231

                                                                    SCHEDULE VII
                                                                          Page 2





                                                                         Annex A



                        ASSIGNMENT OF SECURITY INTEREST
                          IN UNITED STATES TRADEMARKS


                                  FOR GOOD AND VALUABLE CONSIDERATION, receipt
and sufficiency of which are hereby acknowledged, the undersigned with principal offices at the address set forth next to their name appearing in the signature pages hereof, (each individually an "Assignor" and collectively the "Assignors") hereby assigns and grants to U.S. Trust Company of Texas, N.A., as Collateral Agent, with principal offices at 2001 Ross Avenue, Suite 2700, Dallas, TX 75201 (the "Assignee"), a security interest in (i) all of the Assignors' right, title and interest in and to the United States trademarks, trademark registrations and trademark applications (the "Marks") set forth on Schedule A attached hereto, together with (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Marks,
(iii) the goodwill of the businesses symbolized by the Marks and (iv) all causes of action arising prior to or after the date hereof for infringement of any of the Marks or unfair competition regarding the same.

                 THIS ASSIGNMENT is made to secure the full and prompt performance and payment of all the Obligations of the Assignors, as such term is defined in the Security Agreement among the Assignors, the other assignors party thereto and the Assignee, dated as of October 30, 1997 (as amended from time to time, the "Security Agreement"). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the

                                                                         ANNEX A
                                                                          Page 2


Assignee shall, upon such satisfaction, execute, acknowledge, and deliver to the Assignors an instrument in writing releasing the security interest in the Marks acquired under this Assignment.

                 This Assignment has been granted in conjunction with the security interest granted to the Assignee under the Security Agreement. The rights and remedies of the Assignee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Assignment are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                                                         ANNEX A
                                                                          Page 3




                 IN WITNESS WHEREOF, the undersigned have executed this Assignment of Security Interest as of the ____ day of _______, ____.


                                  SOURCE MEDIA, INC.,
                                    as Assignor


                                  By
                                    ------------------------------------
                                    Name:
                                    Title:


                                  SMI HOLDINGS, INC.
                                  as Assignor


                                  By
                                    ------------------------------------
                                    Name:
                                    Title:


                                  IT NETWORK, INC.,
                                  as Assignor


                                  By
                                    ------------------------------------
                                    Name:
                                    Title:

                                                                         ANNEX A
                                                                          Page 4





                                  INTERACTIVE CHANNEL, INC.
                                  as Assignor


                                  By
                                    ------------------------------------
                                    Name:
                                    Title:


                                  CABLESHARE (U.S.) LIMITED,
                                    as Assignor


                                  By
                                    ------------------------------------
                                    Name:
                                    Title:


                                  U.S. TRUST COMPANY OF TEXAS, N.A.
                                    as Collateral Agent and Assignee


                                  By
                                    ------------------------------------
                                    Name:
                                    Title:

                      [To be notarized for each signatory]




STATE OF NEW YORK                    )
                                     )  ss.:
COUNTY OF NEW YORK                   )


                On this __ day of _______, ____ before me personally came ____________ who, being by me duly sworn, did state as follows: that [s]he is
______________ of __________________________, that [s]he is authorized to execute the foregoing Assignment of Security Interest on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.



                                        ____________________________

                                            Notary Public

                                                                         Annex B


                        ASSIGNMENT OF SECURITY INTEREST
                            IN UNITED STATES PATENTS


                                  FOR GOOD AND VALUABLE CONSIDERATION, receipt
and sufficiency of which are hereby acknowledged, the undersigned with principal offices at the address set forth next to their name appearing in the signature pages hereof (each individually an "Assignor" and collectively the "Assignors") hereby assigns and grants to U.S. Trust Company of Texas, N.A., as Collateral Agent, with principal offices at 2001 Ross Avenue, Suite 2700, Dallas, TX 75201 (the "Assignee"), a security interest in (i) all of the Assignors' right, title and interest in and to the United States patents (the "Patents") set forth on Schedule A attached hereto, together with (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Patents and (iii) all causes of action arising prior to or after the date hereof for infringement of any of the Patents or unfair competition regarding the same.

                 THIS ASSIGNMENT is made to secure the full and prompt performance and payment of all the Obligations of the Assignors, as such term is defined in the Security Agreement among the Assignors, the other assignors party thereto and the Assignee, dated as of October 30, 1997 (as amended from time to time, the "Security Agreement"). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Assignee shall, upon such satisfaction, execute, acknowledge, and deliver to the Assignors

                                                                         ANNEX B
                                                                          Page 2




an instrument in writing releasing the security interest in the Patents acquired under this Assignment.

                 This Assignment has been granted in conjunction with the security interest granted to the Assignee under the Security Agreement. The rights and remedies of the Assignee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Assignment are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                                                         ANNEX B
                                                                          Page 3




                 IN WITNESS WHEREOF, the undersigned have executed this Assignment of Security Interest as of the ____ day of _______, ____.

Address:

                                  SOURCE MEDIA, INC.,
                                    as Assignor


                                  By
                                    -------------------------------------
                                    Name:
                                    Title:


                                  SMI HOLDINGS, INC.
                                  as Assignor


                                  By
                                    -------------------------------------
                                    Name:
                                    Title:


                                  IT NETWORK, INC.,
                                  as Assignor


                                  By
                                    -------------------------------------
                                    Name:
                                    Title:

                                                                         ANNEX B
                                                                          Page 4





                                  INTERACTIVE CHANNEL, INC.
                                  as Assignor


                                  By
                                    -------------------------------------
                                    Name:
                                    Title:


                                  CABLESHARE (U.S.) LIMITED,
                                    as Assignor


                                  By
                                    -------------------------------------
                                    Name:
                                    Title:


                                  U.S. TRUST COMPANY OF TEXAS, N.A.,
                                    as Collateral Agent and Assignee


                                  By
                                    -------------------------------------
                                    Name:
                                    Title:

                         [Notarized for each signatory]




STATE OF NEW YORK         )
                          ) ss.:
COUNTY OF NEW YORK        )


                 On this __ day of _______, ____ before me personally came _______________, who being duly sworn, did depose and say that [s]he is
_________________ of ____________________, that [s]he is authorized to execute the foregoing Assignment of Security Interest on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said Corporation.



                                        _________________________

                                            Notary Public

                                                                         ANNEX C



                        ASSIGNMENT OF SECURITY INTEREST
                          IN UNITED STATES COPYRIGHTS


                 FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, the undersigned with principal offices at the address set forth next to their name appearing in the signature pages hereof (each individually an "Assignor" and collectively the "Assignors") is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto;

                 WHEREAS, U.S. Trust Company of Texas, N.A., as Collateral Agent, having its principal offices at 2001 Ross Avenue, Suite 2700, Dallas, TX 75201 (the "Assignee"), desires to acquire a security interest in, and lien on, all of Assignors' right, title and interest in and to Assignors' copyrights and copyright registrations and applications therefor; and

                 WHEREAS, the Assignors are willing to assign to the Assignee, and to grant to the Assignee a security interest in and lien upon the copyrights and copyright registrations and applications therefor described above;

                 NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement, dated as of October 30, 1997, among the Assignors, the other assignors from

                                                                        ANNEX  C
                                                                          Page 2




time to time party thereto and the Assignee (as amended from time to time, the "Security Agreement"), each of the Assignors hereby assigns to the Assignee, and grants to the Assignee a security interest in and a lien upon, all of Assignors' right, title and interest in and to Assignors' copyrights and copyright registrations and applications more particularly set forth on Schedule A attached hereto, (the "Copyrights") together with (i) all Proceeds (as such term is defined in the Security Agreement referred to below) of the Copyrights, and (ii) all causes of action arising prior to or after the date hereof for infringement of any Copyright.

                 This ASSIGNMENT OF SECURITY INTEREST is made to secure the satisfactory performance and payment of all the Obligations (as such term is defined in the Security Agreement) of the Assignors and shall be effective as of the date of the Security Agreement. Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Assignee shall, upon such satisfaction, execute, acknowledge, and deliver to the Assignors an instrument in writing releasing the security interest in the Copyrights acquired under this Assignment of Security Interest.

                 This Assignment of Security Interest has been granted in conjunction with the security interest granted to Assignee under the Security Agreement. The rights and remedies of the Assignee with respect to the security interest granted herein are without

                                                                        ANNEX  C
                                                                          Page 3




prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Assignment of Security Interest are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.
                 IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the _____ day of _____________, ____.



                                  SOURCE MEDIA, INC.,
                                    as Assignor


                                  By
                                    ---------------------------
                                    Name:
                                    Title:


                                  SMI HOLDINGS, INC.
                                  as Assignor


                                  By
                                    ---------------------------
                                    Name:
                                    Title:


                                  IT NETWORK, INC.,
                                  as Assignor

                                                                        ANNEX  C
                                                                          Page 4





                                  By
                                    ---------------------------
                                    Name:
                                    Title:

                                                                        ANNEX  C
                                                                          Page 5





                                  INTERACTIVE CHANNEL, INC.
                                  as Assignor


                                  By
                                    ---------------------------
                                    Name:
                                    Title:


                                  CABLESHARE (U.S.) LIMITED,
                                    as Assignor


                                  By
                                    ---------------------------
                                    Name:
                                    Title:


                                  U.S. TRUST COMPANY OF TEXAS, N.A.,
                                     as Collateral Agent and Assignee


                                  By
                                    ---------------------------
                                    Name:
                                    Title:

                          [Notary for each signatory]



STATE OF NEW YORK         )
                          )  ss.:
COUNTY OF NEW YORK        )


                 On this __ day of ____________, ____, before me personally came ______________ who, being by me duly sworn, did state as follows: that [s]he is _______________ of __________________, that [s]he is authorized to execute the foregoing Assignment of Security Interest on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.



                                        _________________________

                                            Notary Public